EXHIBIT 10.11

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BANK OF AMERICA                                       AMENDMENT TO DOCUMENTS
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                        AMENDMENT NO. 2 TO BUSINESS LOAN
                                   AGREEMENT

This Amendment No. 2 (the "Amendment") dated as of August 18, 1998, is between Bank of America NT & SA (the "Bank") and Gardenburger, Inc. (the "Borrower").

                                    RECITALS
                                    --------

A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of April 28, 1998, as previously amended (the "Agreement").

B.       The Bank and the Borrower desire to amend the Agreement.

                                   AGREEMENT
                                   ---------

1. DEFINITIONS. Capitalized terms used but not defined in this Agreement shall have the meaning given to them in the Agreement.

2.   AMENDMENTS. The Agreement is hereby amended as follows:

     2.1 Subparagraph 2.3(a) of the Agreement is amended in its entirety to read as follows:

          (a) Unless the Borrower elects an Optional interest rate as described below, the interest rate is the Reference Rate.

     2.2 A new Paragraph 2.5 is added to the Agreement to read in its entirety as follows:

          2.5 OPTIONAL INTEREST RATES. Instead of the interest rate based on the Reference Rate, the Borrower may elect to have all or portions of the line of credit (during the availability period) bear interest at the rate(s) described below during an interest period agreed to by the Bank and the Borrower. Each interest rate is a rate per year. Interest will be paid on the first day of every month and on the last day of each interest period. At the end of any interest period, the interest rate will revert to the rate based on the Reference Rate, unless the Borrower has designated another optional interest rate for the portion.

     2.3 A new Paragraph 2.6 is added to the Agreement to read in its entirety as follows:

          2.6 LIBOR RATE. The Borrower may elect to have all or portions of the principal balance of the line of credit bear interest at the LIBOR Rate plus 2.0 percentage point.

          Designation of a LIBOR Rate portion is subject to the following requirements:

          (a) The interest period during which the LIBOR Rate will be in effect will be 7 - 180 days. The last day of the interest period will be determined by the Bank using the practices of the London inter-bank market.

          (b) Each LIBOR Rate portion will be an amount not less than Five Hundred Thousand Dollars ($500,000).

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          (c)  The Borrower shall irrevocably request a LIBOR Rate portion no later than 9:00 a.m. San Francisco time three (3) banking days before the commencement of the interest period.

          (d) The "LIBOR Rate" means the interest rate determined by the following formula, rounded upward to the nearest 1/100 of one percent. (All amounts in the calculation will be determined by the Bank as of the first day of the interest period.)

                                           London Rate
                    LIBOR Rate =   ---------------------------
                                   (1.00 - Reserve Percentage)

               Where

               (i) "London Rate" means the interest rate (rounded upward to the nearest 1/16th of one percent) at which the Bank's London Branch, London, Great Britain, would offer U.S. dollar deposits for the applicable interest period to other major banks in the London inter-bank market at approximately 11:00 a.m. London time two (2) banking days before the commencement of the interest period.

               (ii) "Reserve Percentage" means the total of the maximum reserve percentages for determining the reserves to be maintained by the member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in the Federal Reserve Board Regulation D, rounded upward to the nearest 1/100 of one percent. The percentage will be express as a decimal, and will include, but not be limited to, marginal, emergency, supplemental, special, and other reserve percentages.

          (e) The Borrower may not elect a LIBOR Rate with respect to any portion of the appreciable balance of the line of credit which is scheduled to be repaid before the last day of the applicable interest period.

          (f) Any portion of the principal balance of the line of credit already bearing interest at the LIBOR Rate will not be converted to a different rate during its interest period.

          (g) Each prepayment of a LIBOR Rate portion, whether voluntary, by reason of acceleration or otherwise, will be accompanied by the amount of accrued interest on the amount prepaid, and a prepayment fee equal to the amount (if any) by which:

               (i) the additional interest would have been payable on the amount prepaid had it not been paid until the last day of the interest period, exceeds

               (ii) the interest which would have been recoverable by the Bank by placing the amount prepaid on deposit in the London inter-bank market for a period starting on the date on which it was prepaid and ending on the last day of the interest period for such portion.

          (h) The Bank will have no obligation to accept an election for LIBOR Rate portion if any of the following described events has occurred and is continuing:

               (i) Dollar deposits in the principal amount, and for periods equal to the interest period, of a LIBOR Rate portion are not available in the London inter-bank market; or

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               (ii) the LIBOR Rate does not accurately reflect the cost of a
                    LIBOR Rate portion.

     2.3 A new paragraph 2.7 is added to the Agreement to read in its entirety as follows:

          2.7 OFFSHORE RATE. The Borrower may elect to have all or portions of the principal balance of the line of credit bear interest at the Offshore Rate plus 2.0 percentage point.

               Designation of an Offshore Rate portion is subject to the following requirements:

               (a) The interest period during which the Offshore Rate will be in effect will be 7 - 180 days. The last day of the interest period will be determined by the Bank using the practices of the offshore dollar inter-bank market.

               (b) Each Offshore Rate will be for an amount not less than Five Hundred Thousand Dollars ($500,000).

               (c) The "Offshore Rate" means the interest rate determined by the following formula, rounded upward to the nearest 1/100 of one percent. (All amounts in the calculation will be determined by the Bank as of the first day of the interest period.)

                                             Grand Cayman Rate
                    Offshore Rate =     ---------------------------
                                        (1.00 - Reserve Percentage)

                    Where

                    (i) "Grand Cayman Rate" means the interest rate (rounded upward to the nearest 1/16th of one percent) at which the Bank's Grand Cayman Branch, Grand Cayman, British West Indies, would offer U.S. dollar deposits for the applicable interest period to other major banks in the offshore dollar inter-bank market.

                    (ii) "Reserve Percentage" means the total of the maximum
                         reserve percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in the Federal Reserve Board Regulation D, rounded upward to the nearest 1/100 of one percent. The percentage will be expressed as a decimal, and will include, but not be limited to, marginal, emergency, supplemental, special, and other reserve percentages.

               (d) The Borrower may elect an Offshore Rate with respect to any portion of the principal balance of the line of credit which is scheduled to be repaid before the last day of the applicable interest period.

               (e) Any portion of the principal balance of the line of credit already bearing interest at the Offshore Rate will not be converted to a different rate during its interest period.

               (f) Each prepayment of an Offshore Rate portion, whether voluntary, by reason of acceleration or otherwise, will be accompanied by the amount of accrued interest on the amount prepaid, and a prepayment fee equal to the amount (if any) by which

                    (i) the additional interest which would have been payable on the amount prepaid had it not been paid until the last day of the interest period, exceeds

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                    (ii) the interest which would have been recoverable by the
                         Bank by placing the amount prepaid on deposit in the offshore dollar market for a period starting on the date on which it was prepaid and ending on the last day of the interest period for such portion.

               (g) The Bank will have no obligation to accept an election for an Offshore Rate portion if any of the following described events has occurred and is continuing:

                    (i) Dollar deposits in the principal amount, and for periods equal to the interest period, of an Offshore Rate portion are not available in the offshore Dollar inter-market; or

                    (ii) the Offshore Rate does not accurately reflect the cost of an Offshore Rate portion.

     2.4 In Subparagraph 3.1(b) of the Agreement, the percentage ".50%" is substituted for the percentage "2%."

3. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.


BANK OF AMERICA NT & SA                 GARDENBURGER, INC.



/s/ Ed Kluss                            /s/ Richard C. Dietz
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By:      Ed Kluss                       By:      Richard C. Dietz
Title:   Vice President                 Title:   Executive Vice President & CFO









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